UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: June 18, 2007


                       KIK Technology International, Inc.
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-30197

      California                                               91-2021602
(State of incorporation)                                (IRS Employer ID Number)

                  590 Airport Road, Oceanside, California 92054
                    (Address of principal executive offices)

                                 (760) 967-2777
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR230.425)

[ ] Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17
    CFR 240.14a 12)

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the
    Exchange Act (17 CFR 240.13e 4(c))
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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In the Company's Annual Report on Form 8-K for the year ended January 31, 2007, filed with the U. S. Securities and Exchange Commission on or about April 30, 2007, the Company disclosed certain negative events related to the availability of raw materials and the associated ability to produce adequate product to meet consumer demand.

     "The Company has experienced certain price increases in key raw materials which have not been passed through in their entirety due to competitive pressures from comparable products produced in Asian markets. As a result of competitive pressures and difficulties in obtaining raw feedstock materials as a result of the effects of Hurricane Katrina and Rita on refineries located on the U. S. Gulf Coast, the Company experienced a decline in its gross profit margin from approximately 11.19% (approximately $218,000) for Fiscal 2006 to approximately 6.75% (approximately $125,000) for Fiscal 2007. The Company continues to experience economic pricing pressures caused by foreign competition and increases in domestic raw material costs, which are directly related to the cost of crude oil from both foreign and domestic markets. Management is aware of this situation and is evaluating various remedies to restore the gross profit percentages experienced in prior years."

     "As evidenced response to the Company's presence at an industry trade show in Las Vegas Nevada in April 2007, the Company's management continues to be of the opinion that consumer demand for the Company's flat free tires remains strong and, with adequate working capital and availability of raw materials, could potentially increase in the next operating year. The Company's products continue to have strong demand at the consumer level and, although, the Company's raw feedstocks are petrochemical based, that the Company will be able to meet product demands and generate sufficient cash from regular product sales to support the Company's operations for the next twelve months. In the event that daily normal sales activities do not generate sufficient cash, management is of the opinion that alternative sources of working capital exist either from existing shareholders making a capital infusion or from new third party sources, including receivable financing or secured bank lines of credit."

In our auditor's report, dated April 20, 2007, on our financial statements for the year ended January 31, 2007, our auditors included the following paragraph"

     "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company's revenues have been declining and the Company has been using cash in operating activities. Additionally, the Company continues to experience the effects of Hurricane Katrina on the availability of raw materials from Gulf Coast refineries and chemical plants that are not yet producing at 100% capacity. The Company has obtained some new working capital during Fiscal 2007 and continues to seek additional outside sources of working capital to support that raised from operations. The Company's future existence is dependent upon achieving sales volumes sufficient to sustain the Company's cash requirements on a day-to-day basis through working capital generated from both operations and outside sources. These circumstances create substantial doubt about the Company's ability to continue as a going concern and Management's plans in regard to these matters are also described in Note C. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."

As of the date of this filing, management has been unable to acquire sufficient additional working capital from either outside sources or its parent company, KIK Polymers, Inc. of Calgary, Alberta, Canada. Accordingly, the Company continues to experience negative cash flows from operating activities which negatively impact the Company's ability to meet its daily operational cash requirements.

On June 15, 2007, the filing deadline for the Company's Quarterly Report on Form 10-QSB for the quarter ended April 30, 2007, the Company filed a Form 12b-25, Notice of Late Filing. Accordingly, the Company will have until June 20, 2007 to complete this filing. In the event that the Company is unable to comply with the conditions of Rule 12b-25, management anticipates that an "E" will be attached to its trading symbol by NASD Regulation, Inc. on June 21, 2007. In the event that our Form 10-QSB for the quarter ended April 30, 2007 is not complete and filed by approximately July 20, 2007, the distinct possibility exists that the Company's equity securities may have their approval for trading either suspended or withdrawn.

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
The ultimate resolution of the Company's financial difficulties, the ultimate impact on the Company's operations and the future ability of the Company's securities to be traded in an open market environment is unknown at this time.

ITEM 2.04 - TRIGGERING  EVENTS THAT  ACCELERATE  OR INCREASE A DIRECT  FINANCIAL
            OBLIGATION OR AND OBLIGATION UNDER AND OFF-BALANCE SHEET ARRANGEMENT

On June 14, 2007, the Company received a demand notice from its Registered Independent Certified Public Accounting Firm. The key segments of this demand notice are as follows:

     "KIK Technology International, Inc. (Company) is seriously delinquent in the payment of its indebtedness to S. W. Hatfield, CPA for professional services related to the performance of the review of your financial statements for the respective quarters ended July 31, 2006 and November 30, 2006; the performance of the examination of your financial statements in accordance with auditing standards established by the Public Company Accounting Oversight Board (United States) for the year ended January 31, 2007; and the performance of certain requested procedures related to the reliance on our audit work as it relates to the Company's financial statements and the integration thereof into the financial statements of the Company's parent company, KIK Polymers, Inc.

     BE ADVISED THAT FINANCE CHARGES HAVE ACCRUED FROM THE DATE OF INITIAL INVOICE, AT THE AGREED-UPON RATE OF 21.0%.

     DEMAND IS MADE FOR PAYMENT IN THE AMOUNT OF $24,266.79. SEE THE ATTACHED CALCULATION. THIS DEMAND IS AN ATTEMPT TO COLLECT A DEBT. ANY INFORMATION YOU PROVIDE MAY BE USED TO ASSIST IN THE COLLECTION OF THIS DEBT.

     PAYMENT IS TO BE MADE IN U.S. DOLLARS, VIA WIRE TRANSFER, NO LATER THAN 12:00 NOON, MONDAY, JUNE 25, 2007. WIRE INSTRUCTIONS WILL BE PROVIDED.

     In the event that payment is not received by the due date, interest will continue to accrue at the agreed upon rate. Further, failure to pay will result in the filing of a lawsuit against you seeking all past due amounts, and attorney's fees."

Accordingly, at this time, management anticipates that it will be unable to comply with the requirements of the Demand Notice and anticipates that legal action will be commenced by the Company's Registered Independent Certified Public Accounting Firm. In our initial discussions with our auditors, management understands that a withdrawal of either the respective Independent Accountant's Review Report or Report of Registered Independent Certified Public Accounting Firm on the Company's financial statements as listed above may occur due to the non-payment for the related assurance services.

In the event that the Company's auditor commences legal action and/or withdraws previously issued periodic review reports or annual audit reports due to non-payment for services, there will be an immediate negative impact on the trading ability of the Company's equity securities. Further, our auditors will resign due to independence issues and the litigation. The Company will then be required to engage new auditors to fulfill the Company's reporting requirements under the Securities Exchange Act of 1934. Due to the Company's financial condition, it is unlikely that the Company will be able to engage successor auditors.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 18, 2007, the Company's management and Board of Directors received a Letter of Resignation dated June 15, 2007 from Mr. Kuldip C. Baid, the Company's Chief Financial Officer and member of the Company's Board of Directors, effective immediately. While Mr. Baid did not specifically state a reason for his resignation, management and the Board of Directors believe the event is related to the Company's financial condition and Mr. Baid's relationship with the Company's Canadian based majority stockholder, KIK Polymers, Inc.

Mr. Baid has been provided with a copy of this disclosure and has verbally advised the Company that he has no issues or disagreements with the information herein. Mr. Baid's Letter or Resignation is attached as Exhibit 17.

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
Due to the Company's financial condition at the present time, Mr. William Knooihuizen will be the Company's Acting Chief Financial Officer

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

17.1 - Letter of Resignation from Kuldip C. Baid

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              KIK TECHNOLOGY INTERNATIONAL, INC.


Dated: June 18, 2007                                  /s/ William M. Knooihuizen
       -------------                          ----------------------------------
                                                          William M. Knooihuizen
                                                          President and Director

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